Notes Receivable and Other Long-term Receivables	12 Months Ended
Dec. 31, 2019
Receivables [Abstract]
Notes and Other Long-term Receivables
Notes and Other Long-Term Receivables

Notes and other long-term receivables included the following significant agreements:

Wellstat Diagnostics Note Receivable and Credit Agreement and Related Litigation

On November 2, 2012, the Company and Wellstat Diagnostics entered into a $40.0 million credit agreement pursuant to which the Company was to accrue quarterly interest payments at the rate of 5% per annum (payable in cash or in kind). In addition, the Company was to receive quarterly royalty payments based on a low double-digit royalty rate of Wellstat Diagnostics’ net revenues, generated by the sale, distribution or other use of Wellstat Diagnostics’ products, if any, commencing upon the commercialization of its products. A portion of the proceeds of the $40.0 million credit agreement were used to repay certain notes receivable which Wellstat Diagnostics entered into in March 2012.

In January 2013, the Company was informed that, as of December 31, 2012, Wellstat Diagnostics had used funds contrary to the terms of the credit agreement and breached Sections 2.1.2 and 7 of the credit agreement. The Company sent Wellstat Diagnostics a notice of default on January 22, 2013, and accelerated the amounts owed under the credit agreement. In connection with the notice of default, the Company exercised one of its available remedies and transferred approximately $8.1 million of available cash from a bank account of Wellstat Diagnostics to the Company and applied the funds to amounts due under the credit agreement. On February 28, 2013, the parties entered into a forbearance agreement whereby the Company agreed to refrain from exercising additional remedies for 120 days. During such forbearance period, the Company provided approximately $1.3 million to Wellstat Diagnostics to fund ongoing operations of the business. During the year ended December 31, 2013, approximately $8.7 million was advanced pursuant to the forbearance agreement.

On August 15, 2013, the Company entered into an amended and restated credit agreement with Wellstat Diagnostics. The Company determined that the new agreement should be accounted for as a modification of the existing agreement.

Except as otherwise described herein, the material terms of the amended and restated credit agreement are substantially the same as those of the original credit agreement, including quarterly interest payments at the rate of 5% per annum (payable in cash or in kind). In addition, the Company was to continue to receive quarterly royalty payments based on a low double-digit royalty rate of Wellstat Diagnostics’ net revenues. However, pursuant to the amended and restated credit agreement: (i) the principal amount was reset to approximately $44.1 million, which was comprised of approximately $33.7 million original loan principal and interest, $1.3 million term loan principal and interest and $9.1 million forbearance principal and interest; (ii) the specified internal rates of return increased; (iii) the default interest rate was increased; (iv) Wellstat Diagnostics’ obligation to provide certain financial information increased in frequency to monthly; (v) internal financial controls were strengthened by requiring Wellstat Diagnostics to maintain an independent, third-party financial professional with control over fund disbursements; (vi) the Company waived the existing events of default; and (vii) the owners and affiliates of Wellstat Diagnostics were required to contribute additional capital to Wellstat Diagnostics upon the sale of an affiliate entity. The amended and restated credit agreement had an ultimate maturity date of December 31, 2021 (but has subsequently been accelerated as described below).

In June 2014, the Company received information from Wellstat Diagnostics showing that it was generally unable to pay its debts as they became due, constituting an event of default under the amended and restated credit agreement.

On August 5, 2014, the Company delivered a notice of default to Wellstat Diagnostics, which accelerated all obligations under the amended and restated credit agreement and demanded immediate payment in full in an amount equal to approximately $53.9 million, (which amount, in accordance with the terms of the amended and restated credit agreement, included an amount that, together with interest and royalty payments already made to the Company, would generate a specified internal rate of return to the Company), plus accruing fees, costs and interest, and demanded that Wellstat Diagnostics protect and preserve all collateral securing its obligations.

On August 7, 2014, the Company delivered a notice to each of the guarantors of Wellstat Diagnostics’ obligations to the Company (collectively, the “Wellstat Diagnostics Guarantors”) under the credit agreement, which included a demand that the guarantors remit payment to the Company in the amount of the outstanding obligations. The guarantors include certain affiliates and related companies of Wellstat Diagnostics, including Wellstat Therapeutics and Wellstat Diagnostics’ stockholders.

On September 24, 2014, the Company filed an ex-parte petition for appointment of receiver with the Circuit Court of Montgomery County, Maryland, which was granted on the same day. Wellstat Diagnostics remained in operation during the period of the receivership with incremental additional funding from the Company. On May 24, 2017, Wellstat Diagnostics transferred substantially all of its assets to the Company pursuant to a credit bid. The credit bid reduced the outstanding balance of the loan by an immaterial amount.

On September 4, 2015, the Company filed in the Supreme Court of New York a motion for summary judgment in lieu of complaint which requested that the court enter judgment against certain of the Wellstat Diagnostics Guarantors for the total amount due on the Wellstat Diagnostics debt, plus all costs and expenses including lawyers’ fees incurred by the Company in enforcement of the related guarantees. On September 23, 2015, the Company filed in the same court an ex parte application for a temporary restraining order and order of attachment of the Wellstat Diagnostics Guarantor defendants’ assets. Although the court denied the Company’s request for a temporary restraining order at a hearing on September 24, 2015, it ordered that assets of the Wellstat Diagnostics Guarantor defendants should be held in status quo ante and only used in the normal course of business.

On July 29, 2016, the Supreme Court of New York granted the Company’s motion for summary judgment and held that the Wellstat Diagnostics Guarantor defendants are liable for all “Obligations” owed by Wellstat Diagnostics to the Company.

After appeal by the Wellstat Diagnostics Guarantor defendants on February 14, 2017, the Appellate Division of the Supreme Court of New York reversed on procedural grounds a portion of the Memorandum of Decision granting the Company summary judgment in lieu of complaint, but affirmed the portion of the Memorandum of Decision denying the Wellstat Diagnostics Guarantor defendants’ motion for summary judgment in which they sought a determination that the guarantees had been released. As a result, the litigation has been remanded to the Supreme Court of New York to proceed on the Company’s claims as a plenary action. On June 21, 2017, the Supreme Court of New York ordered the Company to file a Complaint, which was filed by the Company on July 20, 2017. The Wellstat Diagnostics Guarantors filed their answer on August 9, 2017, including counterclaims against the Company alleging breach of contract, breach of fiduciary duty, and tortious interference with prospective economic advantage.

On October 14, 2016, the Company sent a notice of default and reference to foreclosure proceedings to certain of the Wellstat Diagnostics Guarantors which are not defendants in the New York action, but which are owners of real estate assets over which a deed of trust in favor of the Company securing the guarantee of the loan to Wellstat Diagnostics had been executed. On March 2, 2017, the Company sent a second notice to foreclose on the real estate assets, and noticed the sale for March 29, 2017. The sale was taken off the calendar by the trustee under the deed of trust and has not been re-scheduled yet. On March 6, 2017, the Company sent a letter to the Wellstat Diagnostics Guarantors seeking information in preparation for a UCC Article 9 sale of some or all of the intellectual property-related collateral of the Wellstat Diagnostics Guarantors. The Wellstat Diagnostics Guarantors did not respond to the Company’s letter, but on March 17, 2017, filed an order to show cause with the Supreme Court of New York to enjoin the Company’s sale of the real estate or enforcing its security interests in the Wellstat Diagnostics Guarantors’ intellectual property during the pendency of any action involving the guarantees at issue. On February 6, 2018, the Supreme Court of New York issued an order from the bench which enjoins the Wellstat Diagnostics Guarantors from selling, encumbering, removing, transferring or altering the collateral pending the outcome of the proceedings before it. The Supreme Court of New York also issued an order precluding the Company from foreclosing on certain of the Wellstat Diagnostics Guarantors’ collateral pending the outcome of the proceedings before it. In September of 2018, discovery in the New York action was completed. Summary judgment motions were filed by Wellstat Diagnostics and the Company in 2018 and a hearing was held on May 22, 2019. On September 11, 2019, the Supreme Court of New York granted the Company’s summary judgment motion, the court holding that the guarantees executed by the Wellstat Diagnostics Guarantors are valid and enforceable, and that the Wellstat Diagnostics Guarantors are liable for the amount owed under the loan agreement. The court ordered a damages inquest before a special referee to calculate the amount owed under the loan agreement between Wellstat Diagnostics and the Company. On September 12, 2019, the Wellstat Diagnostics Guarantors filed a notice of appeal in relation to the court’s decision. On September 17, 2019, the Wellstat Diagnostics Guarantors requested a stay of the enforcement of the New York Supreme Court’s decision pending their appeal of the decision, which was denied on November 21, 2019. A damages hearing was scheduled to begin before a judicial hearing officer on December 17, 2019. At the request of the judicial hearing officer, the parties agreed to mediate their dispute prior to the commencement of the damages hearing. As a result, no decision has been made by the hearing officer with respect to the amount of damages owed to the Company.

In an unrelated litigation, Wellstat Therapeutics filed a lawsuit against BTG International, Inc. for breach of contract (the “BTG Litigation”). In September 2017, the Delaware Chancery Court found in favor of Wellstat Therapeutics and awarded a judgment of $55.8 million in damages, plus interest. In October 2017, the Company filed a motion with the Supreme Court of New York requesting a pre-judgement attachment of the award. In June 2018, the Delaware Supreme Court largely affirmed the September 2017 decision of the Delaware Chancery Court, including the $55.8 million awarded in judgment. In August of 2018, in a letter to the Company’s counsel, Wellstat Diagnostics Guarantors’ counsel confirmed that the Wellstat Diagnostics Guarantors are preserving the BTG Litigation judgment award proceeds consistent with the New York Court’s prior directions.

On October 22, 2015, certain of the Wellstat Diagnostics Guarantors filed a separate complaint against the Company in the Supreme Court of New York seeking a declaratory judgment that certain contractual arrangements entered into between the parties subsequent to Wellstat Diagnostics’ default, and which relate to a split of proceeds in the event that the Wellstat Diagnostics Guarantors voluntarily monetize any assets that are the Company’s collateral, is of no force or effect. This case has been joined for all purposes, including discovery and trial, and consolidated with the pending case filed by the Company. The Wellstat Diagnostic Guarantors filed a summary judgment motion with regard to this case, which was also heard by the court at the hearing on May 22, 2019. The court, in its September 11, 2019 decision, denied in its entirety the Wellstat Diagnostics Guarantors’ motion for summary judgment.

Effective April 1, 2014, and as a result of the event of default, the Company determined the loan to be impaired and it ceased to accrue interest revenue. At that time and as of December 31, 2019, it has been determined that an allowance on the carrying value of the note was not necessary, as the Company believes the value of the collateral securing Wellstat Diagnostics’ obligations exceeds the carrying value of the asset and is sufficient to enable the Company to recover the current carrying value of $50.2 million. The Company continues to closely monitor the timing and expected recovery of amounts due, including litigation and other matters related to Wellstat Diagnostics Guarantors’ assets. There can be no assurance that an allowance on the carrying value of the notes receivable investment will not be necessary in a future period depending on future developments.

Hyperion Agreement

On January 27, 2012, the Company and Hyperion (which is also a Wellstat Diagnostics Guarantor) entered into an agreement whereby Hyperion sold to the Company the royalty streams accruing from January 1, 2012 through December 31, 2013 due from Showa Denko K.K. (“SDK”) related to a certain patent license agreement between Hyperion and SDK dated December 31, 2008. In exchange for the lump sum payment to Hyperion of $2.3 million, in addition to any royalties from SDK, the Company was to receive two equal payments of $1.2 million on March 5, 2013 and March 5, 2014. The first payment of $1.2 million was paid on March 5, 2013, but the second payment that was due on March 5, 2014 has not been made by Hyperion. Effective as of such date and as a result of the event of default, the Company ceased to accrue interest revenue. As of December 31, 2019, the estimated fair value of the collateral was determined to be in excess of the carrying value. There can be no assurance of realizing value from such collateral in the event of the Company’s foreclosure on the collateral.

Avinger Credit and Royalty Agreement

On April 18, 2013, the Company entered into a credit agreement with Avinger, Inc. (the “Avinger Credit and Royalty Agreement”). Under the terms of the Avinger Credit and Royalty Agreement, the Company received a low, single-digit royalty on Avinger’s net revenues until April 2018. Commencing in October 2015, after Avinger repaid $21.4 million pursuant to its note payable to the Company prior to its maturity date, the royalty on Avinger’s net revenues was reduced by 50%, subject to certain minimum payments from the prepayment date until April 18, 2018. The Company accounted for the royalty rights in accordance with the fair value option. As of April 18, 2018, there were no further obligations owed to the Company.

LENSAR Credit Agreement

On October 1, 2013, the Company entered into a credit agreement with LENSAR, pursuant to which the Company made available to LENSAR up to $60.0 million to be used by LENSAR in connection with the commercialization of its currently marketed LENSAR™ Laser System. Of the $60.0 million available to LENSAR, an initial $40.0 million, net of fees, was funded by the Company at the close of the transaction. The remaining $20.0 million was never funded. Outstanding borrowings under the loans bore interest at the rate of 15.5% per annum, payable quarterly in arrears.

On May 12, 2015, the Company entered into a forbearance agreement with LENSAR, pursuant to which the Company agreed to refrain from exercising certain remedies available to it resulting from the failure of LENSAR to comply with a liquidity covenant and make interest payments due under the credit agreement. Under the forbearance agreement, the Company agreed to provide LENSAR with up to an aggregate of $8.5 million in weekly increments through the period ended September 30, 2015 plus employee retention amounts of approximately $0.5 million in the form of additional loans, subject to LENSAR meeting certain milestones related to LENSAR obtaining additional capital to fund or to sell the business and repay outstanding amounts under the credit agreement. In exchange for the forbearance, LENSAR agreed to additional reporting covenants, the engagement of a chief restructuring officer and an increase on the interest rate to 18.5%, applicable to all outstanding amounts under the credit agreement.

On September 30, 2015, the Company agreed to extend the forbearance agreement until October 9, 2015 and provide for up to an additional $0.8 million in funding while LENSAR negotiated a potential sale of its assets. On October 9, 2015, the forbearance agreement expired, but the Company agreed to fund LENSAR’s operations while LENSAR continued to negotiate a potential sale of its assets.

On November 15, 2015, LENSAR, LLC (“LENSAR/Alphaeon”), a wholly-owned subsidiary of Alphaeon, and LENSAR entered into the Asset Purchase Agreement whereby LENSAR/Alphaeon agreed to acquire certain assets of LENSAR and assumed certain liabilities of LENSAR. The acquisition was consummated on December 15, 2015.

In connection with the closing of the acquisition, LENSAR/Alphaeon entered into an amended and restated credit agreement with the Company, assuming $42.0 million in loans as part of the borrowings under the Company’s prior credit agreement with LENSAR. In addition, Alphaeon issued 1.7 million shares of its Class A common stock to the Company which were valued at $6.6 million at the time the shares were received. For additional information on this investment in Alphaeon, see Note 7, Fair Value Measurements.

In December 2016, LENSAR, re-acquired the assets from LENSAR/Alphaeon and the Company entered into a second amended and restated credit agreement with LENSAR whereby LENSAR assumed all obligations under the amended and restated credit agreement with LENSAR/Alphaeon. Also in December, LENSAR filed for a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11 case”) with the support of the Company. In January 2017, the Company agreed to provide debtor-in-possession financing of up to $2.8 million in new advances to LENSAR so that it could continue to operate its business during the Chapter 11 case. LENSAR filed a Chapter 11 plan of reorganization with the Company’s support under which LENSAR would issue all of its equity interests to the Company in exchange for the cancellation of the Company’s claims as a secured creditor in the Chapter 11 case, other than with respect to the debtor-in-possession financing, and would thereby become an operating wholly-owned subsidiary of the Company. On April 26, 2017, the bankruptcy court approved the plan of reorganization.

Pursuant to the plan of reorganization, LENSAR emerged from bankruptcy on May 11, 2017 as a wholly-owned subsidiary of the Company, and the Company started to consolidate LENSAR’s financial statements under the voting interest model beginning May 11, 2017.

For additional information on LENSAR please refer to Note 11, Intangible Assets, Note 21, Segment Information and Note 25, Business Combinations.

Direct Flow Medical Credit Agreement

On November 5, 2013, the Company entered into a credit agreement with Direct Flow Medical, Inc. (“Direct Flow Medical”) under which the Company agreed to provide up to $50.0 million to Direct Flow Medical. Of the $50.0 million available to Direct Flow Medical, the first tranche of $35.0 million, net of fees, was funded by the Company at the close of the transaction.

On November 10, 2014, the Company and Direct Flow Medical agreed to an amendment to the credit agreement to permit Direct Flow Medical to borrow an additional $15.0 million (in a second tranche) upon receipt by Direct Flow Medical of a specified minimum amount of proceeds from an equity offering prior to December 31, 2014. In exchange, the parties amended the credit agreement to provide for additional fees associated with certain liquidity events, such as a change of control or the consummation of an initial public offering, and granted the Company certain board of director observation rights. On November 19, 2014, upon Direct Flow Medical satisfying the amended tranche two milestone, the Company funded the $15.0 million second tranche to Direct Flow Medical, net of fees.

Outstanding borrowings under tranche one bore interest at the rate of 15.5% per annum, payable quarterly in arrears, until the occurrence of the second tranche. Upon occurrence of the borrowing of this second tranche, the interest rate applicable to all loans under the credit agreement was decreased to 13.5% per annum, payable quarterly in arrears.

Under the terms of the credit agreement, Direct Flow Medical’s obligation to repay loan principal commenced on the twelfth interest payment date, September 30, 2016. The principal amount outstanding at commencement of repayment was required to be repaid in equal installments until final maturity of the loans. The loans were scheduled to mature on November 5, 2018. The obligations under the credit agreement were secured by a pledge of substantially all of the assets of Direct Flow Medical and any of its subsidiaries.

On December 21, 2015, Direct Flow Medical and the Company entered into a waiver to the credit agreement in anticipation of Direct Flow Medical being unable to comply with the liquidity covenant and make interest payments due under the credit agreement, which was subsequently extended on January 14, 2016, and further delayed the timing of the interest payments through the period ending September 30, 2016 while Direct Flow Medical sought additional financing to operate its business.

On January 28, 2016, the Company funded an additional $5.0 million to Direct Flow Medical in the form of a short-term secured promissory note.

On February 26, 2016, the Company and Direct Flow Medical entered into the fourth amendment to the credit agreement that, among other things, (i) converted the $5.0 million short-term secured promissory note into a loan under the credit agreement with substantially the same interest and payment terms as the existing loans, (ii) added a conversion feature whereby the $5.0 million loan would convert into equity of Direct Flow Medical upon the occurrence of certain events and (iii) provided for a second $5.0 million convertible loan tranche commitment, to be funded at the option of the Company. The commitment for the second tranche was not funded and has since expired. In addition, (i) the Company agreed to waive the liquidity covenant and delay the timing of the unpaid interest payments until September 30, 2016 and (ii) Direct Flow Medical agreed to issue to the Company a specified amount of warrants to purchase shares of convertible preferred stock on the first day of each month for the duration of the waiver period at an exercise price of $0.01 per share.

On July 15, 2016, the Company and Direct Flow Medical entered into the fifth amendment and limited waiver to the credit agreement. The Company funded an additional $1.5 million to Direct Flow Medical in the form of a note with substantially the same interest and payment terms as the existing loans and a conversion feature whereby the $1.5 million loan would convert into equity of Direct Flow Medical upon the occurrence of certain events. In addition, Direct Flow Medical agreed to issue to the Company warrants to purchase shares of convertible preferred stock at an exercise price of $0.01 per share.

On September 12, 2016, the Company and Direct Flow Medical entered into the sixth amendment and limited waiver to the credit agreement under which the Company funded an additional $1.5 million to Direct Flow Medical in the form of a note with substantially the same interest and payment terms as the existing loans. In addition, Direct Flow Medical agreed to issue to the Company a specified amount of warrants to purchase shares of convertible preferred stock at an exercise price of $0.01 per share.

On September 30, 2016, the Company and Direct Flow Medical entered into a waiver to the credit agreement where the parties agreed, among other things, to (i) delay payment on all overdue interest payments until October 31, 2016, (ii) waive the initial principal repayment until October 31, 2016 and (iii) continue to waive the liquidity requirements until October 31, 2016. Further, Direct Flow Medical agreed to issue to the Company a specified amount of warrants to purchase shares of convertible preferred stock at an exercise price of $0.01 per share.

On October 31, 2016, the Company agreed to extend the waivers described above until November 30, 2016 and on November 14, 2016, the Company advanced an additional $1.0 million loan while Direct Flow Medical continued to seek additional financing.

On November 16, 2016, Direct Flow Medical advised the Company that its potential financing source had modified its proposal from an equity investment to a loan with a substantially smaller amount and under less favorable terms. Direct Flow Medical shut down its operations in December 2016 and in January 2017 made an assignment for the benefit of creditors. The Company then initiated foreclosure proceedings, resulting in the Company obtaining ownership of most of the Direct Flow Medical assets through the Company’s wholly-owned subsidiary, DFM, LLC. The assets were held for sale and carried at the lower of carrying amount or fair value, less estimated selling costs, which was primarily based on supporting data from market participant sources, and valid offers from third parties.

At December 31, 2016, the Company completed an impairment analysis and concluded that the situation qualified as a troubled debt restructuring and recognized an impairment loss of $51.1 million.

In January 2017, the Company started to actively market the asset held for sale. On January 23, 2017, the Company and DFM, LLC entered into an Intellectual Property Assignment Agreement with Hong Kong Haisco Pharmaceutical Co., Limited (“Haisco”), a Chinese pharmaceutical company, whereby Haisco acquired former Direct Flow Medical clinical, regulatory and commercial information and intellectual property rights exclusively in China for $7.0 million. The Company, through DFM, LLC, also sold Haisco certain manufacturing equipment for $450,000 and collected $692,000 on outstanding Direct Flow Medical accounts receivable during the year ended December 31, 2017.

On January 6, 2018, DFM, LLC, a wholly-owned subsidiary of the Company, and HaisThera Advisors Co., Limited (“HaisThera”) entered into a license agreement whereby DFM, LLC granted HaisThera an exclusive license to develop, manufacture and commercialize percutaneously implanting stentless aortic valves in the EU. The consideration for the license agreement was $500,000 upfront and up to $2.0 million in royalty payments. In August 2019, the remaining assets of DFM, LLC were sold for $5.0 million.

kaléo Note Purchase Agreement

On April 1, 2014, the Company entered into a note purchase agreement with Accel 300, LLC (“Accel 300”), a wholly-owned subsidiary of kaléo, Inc. (“kaléo”), pursuant to which the Company acquired $150.0 million of secured notes due 2029 (the “kaléo Note”). The kaléo Note was issued pursuant to an indenture between Accel 300 and U.S. Bank, National Association, as trustee, and was secured by 20% of net sales of its first approved product, Auvi-Q® (epinephrine auto-injection, USP) (known as Allerject® in Canada) and 10% of net sales of kaléo’s second proprietary auto-injector based product, EVZIO (naloxone hydrochloride injection ) (the “kaléo Revenue Interests”), and a pledge of kaléo’s equity ownership in Accel 300.

On September 21, 2017, the Company entered into an agreement (the “kaléo Note Sale Agreement”) with MAM-Kangaroo Lender, LLC, a Delaware limited liability company (the “kaléo Purchaser”), pursuant to which the Company sold its entire interest in the kaléo Note.

Pursuant to the kaléo Note Sale Agreement, the kaléo Purchaser paid to the Company an amount equal to all of the then outstanding principal, a premium of 1% of such amount and accrued interest under the kaléo Note, for an aggregate cash purchase price of $141.7 million, subject to an 18-month escrow holdback of $1.4 million against certain potential contingencies. The escrow period ended on March 20, 2019 and the escrow agent released the entire $1.4 million to the Company. For a further discussion on this topic, see Note 16, Commitments and Contingencies.

CareView Credit Agreement

On June 26, 2015, the Company entered into a credit agreement with CareView, under which the Company made available to CareView up to $40.0 million in loans comprised of two tranches of $20.0 million each, subject to CareView’s attainment of specified milestones relating to the placement of CareView Systems. On October 7, 2015, the Company and CareView entered into an amendment of the credit agreement to modify certain definitions related to the first and second tranche milestones and the Company funded the first tranche of $20.0 million, net of fees, based on CareView’s attainment of the first milestone, as amended. The second $20.0 million tranche was not funded due to CareView’s failure to achieve the related funding milestones and there is no additional funding obligation due from the Company. Outstanding borrowings under the credit agreement bear interest at the rate of 13.5% per annum and are payable quarterly in arrears.

As part of the original credit agreement, the Company received a warrant to purchase approximately 4.4 million shares of common stock of CareView at an exercise price of $0.45 per share. The Company has accounted for the warrant as derivative asset with an offsetting credit as debt discount. At each reporting period the warrant is marked to market for changes in fair value.

In connection with the October 2015 amendment of the credit agreement, the Company and CareView also agreed to amend the warrant to purchase common stock agreement by reducing the warrant’s exercise price from $0.45 to $0.40 per share.

In February 2018, the Company entered into a modification agreement with CareView (the “February 2018 Modification Agreement”) whereby the Company agreed, effective December 28, 2017, to modify the credit agreement before remedies could otherwise have become available to the Company under the credit agreement in relation to certain obligations of CareView that would potentially not be met, including the requirement to make principal payments. Under the February 2018 Modification Agreement, the Company agreed that (i) a lower liquidity covenant would be applicable and (ii) principal repayment would be delayed until December 31, 2018. In exchange for agreeing to these modifications, among other things, the exercise price of the Company’s warrants to purchase 4.4 million shares of common stock of CareView was repriced from $0.40 to $0.03 per share and, subject to the occurrence of certain events, CareView agreed to grant the Company additional equity interests.